Contingent liabilities, contractual commitments and guarantees	6 Months Ended
Jun. 30, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Contingent liabilities, contractual commitments and guarantees

12	Contingent liabilities, contractual commitments and guarantees

	At
	30 Jun	31 Dec
	2023	2022
	$m	$m
Guarantees and other contingent liabilities:
– financial guarantees	18,882	18,783
– performance and other guarantees	89,758	88,240
– other contingent liabilities	590	676
At the end of the period	109,230	107,699
Commitments:[1]
– documentary credits and short-term trade-related transactions	7,698	8,241
– forward asset purchases and forward deposits placed	72,340	50,852
– standby facilities, credit lines and other commitments to lend	793,256	768,761
At the end of the period	873,294	827,854
1    Includes $649,526m of commitments at 30 June 2023 (31 December 2022: $618,788m), to which the impairment requirements in IFRS 9 are applied where HSBC has become party to an irrevocable commitment.
The preceding table discloses the nominal principal amounts of off-balance sheet liabilities and commitments for the Group, which represent the maximum amounts at risk should the contracts be fully drawn upon and the clients default. As a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the nominal principal amounts is not indicative of future liquidity requirements. The expected credit loss provision relating to guarantees and commitments under IFRS 9 is disclosed in Note 11. The majority of the guarantees have a term of less than one year, while guarantees with terms of more than one year are subject to HSBC’s annual credit review process.
Contingent liabilities arising from legal proceedings and regulatory and other matters against Group companies are excluded from this note but are disclosed in Note 13.